UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                  June 10, 2005
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                              Congoleum Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                    01-13612              02-0398678
 -------------------------------      -----------          ----------------
 (State or other jurisdiction of      (Commission          (I.R.S. Employer
         incorporation)               File Number)        Identification No.)


                             3500 Quakerbridge Road
                                  P.O. Box 3127
                           Mercerville, NJ 08619-0127
              -----------------------------------------------------
              (Address of principal executive offices and zip code)

                                  609-584-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
                         -------------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On June 10, 2005, Congoleum Corporation filed a modified plan of reorganization and related documents with the Bankruptcy Court. The modifications were negotiated with representatives of the Asbestos Claimants' Committee, the Future Claimants Representative, and other asbestos claimant representatives. Under the agreed-upon modifications, asbestos claimants with claims settled under Congoleum's pre-petition settlement agreement would agree to forego the security interest they were granted and share on a pari passu basis with all other present and future asbestos claimants in insurance proceeds and other assets of the trust to be formed to pay asbestos claims against Congoleum. Copies of the Company's Fifth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of June 10, 2005, and proposed Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference herein.


Item 9.01 Exhibits

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  EXHIBIT NO.                               DESCRIPTION
--------------------------------------------------------------------------------
     99.1 Fifth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of June 10, 2005.
--------------------------------------------------------------------------------
     99.2 Proposed Disclosure Statement with respect to the Fifth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of June 10, 2005.
--------------------------------------------------------------------------------


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 15, 2005                   Congoleum Corporation

                                      By: /s/ Howard N. Feist III
                                      Name: Howard N. Feist III
                                      Title: Chief Financial Officer

                                  Exhibit Index

  Exhibit
   Number   Description
   ------   -----------

    99.1 Fifth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of June 10, 2005

    99.2 Proposed Disclosure Statement with respect to the Fifth Modified Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Congoleum Corporation, et al., dated as of June 10, 2005.